Exhibit 99.2

3Q20QUARTERLY EARNINGS SUPPLEMENT October 27th, 2020

Statements made in this document, other than those concerning historical financial information, may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company. Forward-looking statements, which may be based upon beliefs, expectations and assumptions of the Company’s management and on information currently available to management, are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “intend,” “estimate,” “may,” “will,” “would,” “could,” “should” or other similar expressions. Additionally, all statements in this document, including forward-looking statements, speak only as of the date they are made, and the Company undertakes no obligation to update any statement in light of new information or future events. A number of factors, many of which are beyond the Company’s ability to control or predict, could cause actual results to differ materially from those in the Company’s forward-looking statements. These factors include, among others, the following: (i) the strength of the local, state, national and international economy (including the impact of the 2020 presidential election and the impact of tariffs, a U.S. withdrawal from or significant negotiation of trade agreements, trade wars and other changes in trade regulations); (ii) the economic impact of any future terrorist threats or attacks, widespread disease or pandemics (including the COVID-19 pandemic in the United States), or other adverse external events that could cause economic deterioration or instability in credit markets; (iii) changes in state and federal laws, regulations and governmental policies concerning the Company’s general business; (iv) changes in accounting policies and practices, including CECL, which changed how the Company estimates credit losses; (v) changes in interest rates and prepayment rates of the Company’s assets (including the impact of The London Inter-bank Offered Rate phase-out); (vi) increased competition in the financial services sector and the inability to attract new customers; (vii) changes in technology and the ability to develop and maintain secure and reliable electronic systems; (viii) the loss of key executives or associates; (ix) changes in consumer spending; (x) unexpected results of current and/or future acquisitions, which may include failure to realize the anticipated benefits of any acquisition and the possibility that the transaction costs may be greater than anticipated; (xi) unexpected outcomes of existing or new litigation involving the Company; and (xii) the economic impact of exceptional weather occurrences such as tornadoes, hurricanes, floods, and blizzards. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Additional information concerning the Company and its business, including additional factors that could materially affect its financial results, is included in the Company’s filings with the Securities and Exchange Commission.

This document contains financial information determined other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Management uses these “non-GAAP” measures in its analysis of the Company’s performance. Management also believes that these non-GAAP financial measures allow for better comparability of period to period operating performance. Additionally, the Company believes this information is utilized by regulators and market analysts to evaluate a company’s financial condition, and therefore, such information is useful to investors. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. A reconciliation of the non-GAAP measures used in this document to the most directly comparable GAAP measures is provided beginning on page 32 of this document. For more details on the Company’s non-GAAP measures, refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2020.

Appendix: Use of Non-GAAP Financial Measures32

Overview of First Busey Corporation (BUSE)

Company Overview

- 150+ year old bank headquartered in Champaign, IL
- Full service community bank serving Illinois, St. Louis, Indianapolis, and Southwest Florida markets
- Diversified lending portfolio across real estate, commercial, and retail products
- Named among Forbes' 2019 Best-In-State Banks—one of five in Illinois
- Numerous, repeat "Best Places to Work" awards in all states in which it operates
- First Busey's vision is focused around 4 pillars:
  1. Associates
  2. Customers
  3. Communities
  4. Shareholders
- First Busey works to preserve the Busey legacy – a legacy of associate excellence, customer service, community involvement and expanding shareholder value

Branch Map



Sarasota
FLORIDA
Sebring
Port Charlotte
Cape Coral
Clinton
Dixon
Sea of Evonescence
Chicago
Joliet
Gary
La Porte
South Bend
Goshen
Valparaiso
Ottawa
Kankakee
Warsaw
Peoria
Pontiac
Logansport
Pekin
ILLINOIS
Bloomington
Macomb
Keokuk
Lafayette
Kokomo
Lincoln
Urbana
Danville
Anderson
Kirksville
Quincy
Rushville
Crawfordsville
Indianapolis
Macon
Springfield
Jacksonville
Charleston
Paris
Terre Haute
INDIANA
Bloomington
Columbia
Effingham
Robinson
Vandalia
Bedford
Olney
Vincennes
Jefferson City
Salem
Jasper

Primary Business Segments

Commercial Banking

BuseyBANK

- Illinois state chartered bank, organized in 1868
- Bank offers full suite of diversified financial products and services for consumers and businesses
- 68 branch locations, serving four state footprint

Wealth Management

Busey WEALTH MANAGEMENT

- Provides premier wealth and asset management services for individuals and businesses
- $9.50bn Assets Under Care

Retail Payment Processing

firstech

- Provides comprehensive and innovative payment processing capabilities
- Solutions tailored for online, mobile, walk-in, CSR, direct debit, lockbox, auto phone pay, VerID
- 27 million transactions per year

Financial Highlights

$ in millions	2018	2019	9/30/20 YTD
Total Assets	$7,702	$9,696	$10,540
Total Loans (Exc. HFS)	5,568	6,687	7,121
Total Deposits	6,249	7,902	8,643
Total Equity	995	1,220	1,256
NPA/Assets	0.48%	0.34%	0.28%
NIM	3.45%	3.38%	3.02%
Core PPNR ROAA[(1)]	1.86%	1.76%	1.74%
Core ROAA[(1)]	1.34%	1.25%	0.97%
Core ROATCE[(1)]	15.9%	14.5%	11.5%

(1) Non-GAAP calculation, see Appendix

5

Banking the intersection of commercial and wealth Business Investment Advisory Business Solutions Commercial Lending Business Saving Services Business Checking Services Merchant Services Solutions Personal Online Banking Credit and Debit Cards Checking Services Consumer Loans Mortgage Banking Investment Services Investment Management Financial Goals Private Client Business Planning Custom Consulting Lockbox Processing Payment Concentrator Processing Verid Payment Solutions Walk-In Payments Online Bill Payments Mobile Payments Mobile Banking Direct Debit 6

Attractive Geographic Footprint

Four Distinct Operating Regions provide for attractive mix of customers and demographic opportunities

Northern

Banking Centers:
8

Deposits:
$1.1B

Avg. Deposits Per Branch:
$137.5MM

Median HHI:
$76,758



Chicago
Aurora
Oswego
Wheaton
Downers Grove
Woodridge
Bolingbrook
Burbank
Oak Lawn
Joliet
New Lenox
Chicago Heights



O'Fallon
St Peters
Wildwood
Ferguson
Granite City
Collinsville
Belleville
Waterloo
Staunton

Gateway

Banking Centers:
24

Deposits:
$2.7B

Avg. Deposits Per Branch:
$112.5MM

2020 Pop:
2.8 Million

Central

Banking Centers:
32

Deposits:
$4.9B

Avg. Deposits Per Branch:
$153.1MM

DMS Rank:
Top 5 in 7 out of 8 IL Markets



Indianapolis
Carmel
Greenwood
Springfield
Danville
Charleston



Venice
North Port
Englewood
Port Charlotte
Punta Gorda
North Fort Myers
Cape Coral
Fort Myers
Lehigh Acres
Iona
San Carlos Park

Florida

Banking Centers:
4

Deposits:
$289MM

Avg. Deposits Per Branch:
$72.3MM

2020-25 Pop. Growth:
5.9% versus U.S. avg. 2.9%

Previously announced branch consolidation was completed on October 23, 2020. Exhibits above depict the First Busey franchise subsequent to the completion of those branch closures.

Source: S&P Global Market Intelligence, US Census Claritas data as of 6.30.20

7

Experienced Management Team Van A. Dukeman Chairman, President & Chief Executive Officer, First Busey Corporation Has served as President & CEO of First Busey since 2007. Mr. Dukeman was President & CEO of Main Street Trust from 1998 until its merger with First Busey in 2007. In addition to his role as President & CEO, Mr. Dukeman became Chairman of the Holding Company Board effective July 22. Mr. Dukeman’s 40 years of diverse financial services experience and extensive board involvement throughout his career brings a conservative operating philosophy and a management style that focus on Busey’s associates, customers, communities and shareholders. Highly experienced board with nearly 150 years of combined director experience Management aligned with shareholders (insider ownership of 8.3%) Amy L. Randolph Chief of Staff & EVP of Pillar Relations Robin N. Elliott President & CEO, Busey Bank Joined Busey in 2006 and led various finance functions prior to serving as CFO/COO and now Bank President/CEO. Mr. Elliott has played instrumental roles in executing various strategic and growth initiatives. Before joining Busey, Mr. Elliott worked for various national public accounting firms, including Ernst & Young. Jeffrey D. Jones EVP & CFO Joined Busey in August 2019, bringing his nearly 20 years of investment banking and financial services experience to Busey. Mr. Jones previously served as Managing Director and Co-Head of Financial Institutions at Stephens Inc. Mr. Jones began his career in the Banking Supervision and Regulation division of the Federal Reserve. Robert F. Plecki, Jr. EVP, Chief Credit Officer Joined Busey in 1984 and has served as Chief Credit Officer of First Busey since March 2010. Mr. Plecki previously served as President & CEO of Busey Wealth Management, COO, and EVP of the Florida and Champaign market. Prior to the 2007 merger with First Busey, Bob served in various management roles at Main Street Trust. John J. Powers EVP & General Counsel Monica L. Bowe EVP & Chief Risk Officer

Investment Highlights

Attractive Franchise	• Established in 1868, with more than 150 years of commitment to local communities and businesses • Operating with 68 branches across four states: Illinois, Missouri, Indiana, and Florida (1) • Experienced and proven management team • Attractive and diverse business strategy with premier commercial bank, wealth management, and payment processing solutions for individuals and businesses
Sound Growth Strategy	• Drive organic growth through regional operating model with highly aligned commercial and wealth relationship focused strategies in key markets of operation • Leverage track record as proven successful acquirer to expand through disciplined M&A
High Quality Loan Portfolio	• Strengths in commercial & industrial, commercial real estate, and residential real estate lending • Highly diversified loan portfolio without material loan concentrations • Strong asset quality and continued firm-wide commitment to upholding high standards of credit quality • NPL/Loans of 0.38% and Reserves/NPLs of 409% (excludes PPP loans; as of 9/30/20)
Strong Core Deposits	• Attractive core deposit to total deposit ratio (97%) (2) • Low cost of total deposits (28 bps) and cost of non-time deposits (9 bps) in Q3 2020
Strong Capital and Liquidity Position	• GAAP and regulatory capital levels significantly in excess of well-capitalized requirements • Remains substantially core deposit funded, with a low loan-to-deposit ratio • High quality, short duration securities portfolio and asset sensitive balance sheet
Diversified Revenue	• Significant revenue derived from diverse and complimentary fee income sources • Noninterest income/operating revenue of 32% MRQ and 30% LTM
Attractive Profitability and Returns	• Core Pre-Provision Net Revenue ROAA 1.74% YTD and 1.81% Q3 2020(3) • Core ROAA & ROATCE 0.97% and 11.52% YTD and 1.22% and 14.81% Q3 2020(3) • Core Adjusted Efficiency Ratio 49.97% Q3 2020(3) • 3Q20 Core EPS $0.60(3) and quarterly dividend of $0.22 (4.86% yield)(4)

(1) Branch count includes branch closures completed on October 23, 2020 (2) Core Deposits include non-brokered transaction accounts, money market deposit accounts, and time deposits of $250,000 or less
(3) Non-GAAP calculation, see Appendix (4) Based on BUSE closing stock price on October 21, 2020

9

Robust Capital Foundation Resilient Loan Portfolio Strong Core Deposit Franchise & Ample Liquidity • Capital ratios significantly in excess of well-capitalized minimums • Regulatory capital relief on CECL implementation and PPP loans • TCE/TA ratio of 8.88% at 9/30/20(1) • Total RBC of 16.59% at 9/30/20 • TBV per share of $16.32 at 9/30/20, up 7.9% year-over-year • Diversified portfolio, conservatively underwritten with low levels of concentration • NPAs/Assets: 0.28%Classified Assets/Capital: 9.6% • Substantial reserve build under CECL → ACL/Loans: 1.55%(2) ACL/NPLs: 408.82% • Significant decline in commercial loans in active deferral/modification from 23.1% of total ex-PPP commercial loan portfolio at June 30, 2020 to 3.7% at October 21, 2020 • 100 / 300 Test: 38% C&D224% CRE • Robust holding company and bank-level liquidity • Strong core deposit franchise –82.4% loan-to-deposit ratio, 97.1% core deposits (3) • Borrowings accounted for less than 3.3% of total funding at 9/30/20 • $2.6 billion in cash & securities (72% of securities portfolio unpledged) • Substantial sources of off-balance sheet contingent funding ($3.4 billion) (1) Non-GAAP calculation, see Appendix (2) Excluding amortized cost of PPP loans

Robust Capital Foundation

Tangible Common Equity Ratio (1)


$ in millions
8.4%
$638
9.5%
$703
9.3%
$865
9.2%
$864
8.4%
$884
8.9%
$905
2017 Q4
2018 Q4
2019 Q4
2020 Q1
2020 Q2
2020 Q3
TCE
TCE Ratio

Leverage Ratio (2)


$ in millions
9.8%
$718
10.4%
$784
9.9%
$922
9.9%
$922
9.4%
$941
4%
9.4%
$964
2017 Q4
2018 Q4
2019 Q4
2020 Q1
2020 Q2
2020 Q3
Tier 1 Capital
Leverage Ratio
Min Ratio

Total Capital Ratio (2)


$ in millions
14.2%
$246
$592
14.8%
$291
$603
14.0%
$298
$739
13.9%
$291
$756
16.2%
$461
$739
16.6%
$487
$739
2017 Q4
2018 Q4
2019 Q4
2020 Q1
2020 Q2
2020 Q3
Well Cap Min
Excess over Min
Total Capital Ratio

Consolidated Capital as of 9/30/2020 (2)

$ in millions

	Total Capital Ratio	Tier 1 Capital Ratio	Common Equity Tier 1 Ratio
Current Ratio	16.6%	13.1%	12.1%
Minimum Well Capitalized Ratio	10.0%	8.0%	6.5%
Amount of Capital	1,226	964	890
Well Capitalized Minimum	739	591	480
Excess Amount over Well-Capitalized	487	373	410

(1) Non-GAAP calculation, see Appendix
(2) 3Q20 Capital Ratios are preliminary estimates

11

Loan Portfolio Composition as of 09/30/2020 Loan Portfolio Geographic Segmentation (1) HELO ther 0% Florida 5% 5% 1-4 Family Resident 16% Construction Development 6% Commercial & Industrial 32% Illinois 65% Missouri 25% Indiana 5% Non-Owner Occupied CRE 28% Owner Occupied CRE 13% Funded Draws & Line Utilization Rate (2) Total Loan Portfolio = $7.1 billion MRQ Yield on Loans = 3.86% Total Loan Portfolio (ex-PPP) = $6.4 billion MRQ Yield on Loans (ex-PPP) = 3.93% $2,084 58% $2,044 57% $2,020 56% $1,945 $1,924 $1,855 54% 54% $1 1 52% 53% 3/31/20 4/30/20 5/29/20 6/30/20 7/31/20 8/31/20 9/30/20 (1)Based on loan origination (2)Excludes Credit Card and Overdraft Protection Funded Draws % Utilized 12

High Quality Loan Portfolio: C&I

C&I Portfolio Overview

- 24% of total loan portfolio (ex-PPP loans)
- Diversified portfolio results in low levels of concentrated exposure
  - Top concentration in one industry (manufacturing) is 16%, or 4% of total loans
- Only 3% of loans are classified
- No material exposure to oil & gas
- Decline in C&I loans outstanding Q2 to Q3 largely driven by decreased line utilization

Total C&I Loans (1)

$ in millions



$1,668
$1,680
$1,748
$1,767
$1,629
$1,545
2019 Q2
2019 Q3
2019 Q4
2020 Q1
2020 Q2
2020 Q3

(1) (ex-PPP) loan totals include purchase accounting, FASB, overdrafts, etc.

C&I Loans by Sector (ex-PPP)

$ in thousands

NAICS Sector	9/30/20 Balances (ex-PPP)	% of Total Loans (ex-PPP)	9/30/20 Classified Loans
Manufacturing	$244,507	3.8%	$12,942
Finance and Insurance	$183,559	2.9%	$0
Educational Services	$157,536	2.5%	$927
Wholesale Trade	$150,303	2.4%	$983
Real Estate Rental & Leasing	$147,997	2.3%	$1,034
Construction	$115,580	1.8%	$3,446
Agriculture, Forestry, Fishing and Hunting	$107,127	1.7%	$2,199
Health Care and Social Assistance	$99,040	1.6%	$165
Public Administration	$70,728	1.1%	$0
Retail Trade	$66,185	1.0%	$1,053
Transportation	$38,549	0.6%	$2,867
Professional, Scientific, and Technical Services	$36,704	0.6%	$8,825
Food Services and Drinking Places	$36,240	0.6%	$766
Other Services (except Public Administration)	$29,379	0.5%	$84
Administrative and Support Services	$20,030	0.3%	$3,763
Information	$10,883	0.2%	$0
Arts, Entertainment, and Recreation	$10,810	0.2%	$2,106
Accommodation	$7,573	0.1%	$0
Management of Companies and Enterprises	$7,061	0.1%	$0
Waste Management Services	$3,531	0.1%	$0
Mining, Quarrying, and Oil and Gas Extraction	$1,718	0.0%	$0
Warehousing and Storage	$289	0.0%	$0
Utilities	$188	0.0%	$0
Grand Total	**$1,545,517**	**24.2%**	**$41,159**

13

Loan Portfolio: Low Levels of Concentrated Exposure

$ in thousands

Manufacturing Loans

Subsector	9/30/20 Balances (ex-PPP)	% of Total Loans (ex-PPP)	10/21/20 Active Deferral Balances	9/30/20 Classified Balances	% of Category Classified	9/30/20 PPP Balances
Transportation Equipment Manufacturing	$55,135	0.9%	$0	$1,395	2.5%	$2,310
Machinery Manufacturing	$54,300	0.9%	$0	$224	0.4%	$13,492
Food Manufacturing	$49,803	0.8%	$33	$1,599	3.2%	$11,013
Miscellaneous Manufacturing	$18,565	0.3%	$491	$0	0.0%	$7,678
Fabricated Metal Product Manufacturing	$14,137	0.2%	$0	$112	0.8%	$8,148
Printing and Related Support Activities	$9,329	0.1%	$285	$0	0.0%	$5,007
Primary Metal Manufacturing	$9,113	0.1%	$7,035	$0	0.0%	$4,173
Chemical Manufacturing	$7,202	0.1%	$0	$0	0.0%	$2,460
Textile Product Mills	$5,899	0.1%	$0	$3,560	60.3%	$6,384
Electrical Equipment, Appliance, and Component	$4,651	0.1%	$0	$0	0.0%	$3,357
Beverage and Tobacco Product Manufacturing	$4,520	0.1%	$0	$3,086	68.3%	$1,769
Plastics and Rubber Products Manufacturing	$3,782	0.1%	$0	$626	16.6%	$1,344
Computer and Electronic Product Manufacturing	$2,916	0.0%	$0	$2,287	78.4%	$3,000
Nonmetallic Mineral Product Manufacturing	$2,143	0.0%	$0	$0	0.0%	$968
Furniture and Related Product Manufacturing	$1,068	0.0%	$0	$53	5.0%	$723
Leather and Allied Product Manufacturing	$755	0.0%	$0	$0	0.0%	$71
Paper Manufacturing	$573	0.0%	$0	$0	0.0%	$1,373
Wood Product Manufacturing	$348	0.0%	$0	$0	0.0%	$2,329
Apparel Manufacturing	$258	0.0%	$0	$0	0.0%	$519
Textile Mills	$12	0.0%	$0	$0	0.0%	$0
Petroleum and Coal Products Manufacturing	$0	0.0%	$0	$0	0.0%	$349
Grand Total	$244,507	3.8%	$7,845	$12,942	5.3%	$76,467

Total Manufacturing Loans: $245 Million or 3.8% of Loan Portfolio (ex-PPP loans)

5.3% Classified Loans

Diversified exposure across 21 industry subsectors results in no single level of high concentration

No subsector accounts for more than 1% of the total portfolio

14

High Quality Loan Portfolio: CRE

$ in thousands

Owner Occupied CRE Loans by Industry

Property Type	9/30/20 Balances (ex-PPP)	% of Total Loans (ex-PPP)	9/30/20 Classified Loan Balances
Industrial/Warehouse	$295,590	4.6%	$10,835
Specialty CRE	$244,579	3.8%	$7,099
Office CRE	$196,126	3.1%	$1,019
Retail CRE	$81,113	1.3%	$1,830
Restaurant CRE	$70,101	1.1%	$3,959
Continuing Care	$3,856	0.1%	$0
Nursing Homes	$2,112	0.0%	$0
Hotel	$1,393	0.0%	$0
Apartments	$361	0.0%	$0
Student Housing	$113	0.0%	$0
Other CRE	$25,723	0.4%	$964
Grand Total	$921,067	14.4%	$25,706

Multifamily - Apartments & Student Housing by State



Other 5%
Missouri 14%
Florida 3%
Indiana 21%
Illinois 57%

- 61.6% Weighted Avg. LTV
- $47.1MM as of 10/21/20 in Active Deferral
- 60.3% are long-term Busey customers (4+ yrs)
- 0.7% Classified Loans in Segment

Investor Owned CRE Loans by Industry (1)

Property Type	9/30/20 Balances (ex-PPP)	% of Total Loans (ex-PPP)	9/30/20 Classified Loan Balances
Retail CRE	$476,689	7.5%	$651
Apartments	$470,917	7.4%	$1,247
Student Housing	$320,646	5.0%	$4,470
Office CRE	$276,831	4.3%	$2,532
Industrial/Warehouse	$221,160	3.5%	$9
Hotel	$168,762	2.6%	$1,879
Senior Housing	$130,353	2.0%	$0
Specialty CRE	$81,951	1.3%	$57
Land Acquisition & Dev.	$80,702	1.3%	$2,603
Nursing Homes	$67,353	1.1%	$5,626
Restaurant CRE	$33,404	0.5%	$1,926
1-4 Family	$19,012	0.3%	$305
Continuing Care Facilities	$14,685	0.2%	$0
Other CRE	$25,539	0.4%	$236
Grand Total	$2,388,005	37.4%	$21,541

(1) Investor owned CRE includes C&D, Multi-family and non-owner occupied CRE

CRE Portfolio Overview

- 52% of total loan portfolio
- 28% of CRE loans are owner-occupied
- Only 1.4% of total CRE loans and 0.9% of non-owner occupied CRE loans are classified
- Low Levels of Concentrated Exposure
  - Retail CRE top concentration at 17% of total CRE portfolio

15

Loan Portfolio: Low Levels of Concentrated Exposure

$ in thousands

Retail Trade & Retail CRE Loans


Shopping Center 9%
Community Retail Center 6%
Retail Trade (C&I) 11%
Mixed Use - Retail 12%
Single Tenant 16%
Strip Center 46%

Retail Type	9/30/20 Balances (ex-PPP)	% of Total Loans (ex-PPP)	10/21/20 Active Deferral Balances	Weighted Avg LTV	% of Classified Loans in Segment	9/30/20 PPP Balances
Strip Center	$286,536	4.5%	$25,173	67.5%	0.1%	$0
Single Tenant	$97,009	1.5%	$2,238	54.2%	1.9%	$0
Mixed Use - Retail	$78,211	1.2%	$5,414	61.2%	0.3%	$0
Retail Trade (C&I)	$66,185	1.0%	$0		1.6%	$47,829
Shopping Center	$55,851	0.9%	$0	45.8%	0.0%	$0
Community Retail Center	$40,195	0.6%	$0	50.7%	0.0%	$0
Grand Total	$623,987	9.8%	$32,825	60.7%	0.6%	$47,829

Total Retail Loans: $624 million or 9.8% of Loan Portfolio

Traveler Accommodation Loans


Other 2%
Hotel - Boutique 28%
Hotel Ops. (C&I) 4%
Hotel - Large Chain 66%

Subsector	9/30/20 Balances (ex-PPP)	% of Total Loans (ex-PPP)	10/21/20 Active Deferral Balances	Weighted Avg LTV	% of Classified Loans in Segment	9/30/20 PPP Balances
Hotel - Full Service Large Chain	$59,382	0.9%	$932	61.8%	0.0%	$0
Hotel - Limited Service Large Chain	$57,448	0.9%	$1,566	60.1%	0.0%	$0
Hotel - Full Service Boutique	$40,113	0.6%	$0	66.4%	0.0%	$0
Hotel - Limited Service Boutique	$10,279	0.2%	$8,755	54.7%	0.0%	$0
Hotel Operations (C&I)	$7,512	0.1%	$0		0.0%	$4,994
Mixed Use - Hotel/Motel	$2,247	0.0%	$0	49.0%	83.6%	$0
Motel CRE	$686	0.0%	$0	37.7%	0.0%	$0
RV Parks and Campgrounds (C&I)	$61	0.0%	$0		0.0%	$47
Bed-and-Breakfast Inns	$0	0.0%	$0		0.0%	$18
Rooming and Boarding Houses	$0	0.0%	$0		0.0%	$21
Grand Total	$177,728	2.8%	$11,253	61.6%	1.1%	$5,079

Total Traveler Accommodation Loans: $178 Million or 2.8% of Loan Portfolio

16

Loan Portfolio: Low Levels of Concentrated Exposure

$ in thousands

Food Services Loans



Full Serv Restaurant Ops 9%
Other 1%
Limited-Serv Restaurant Ops 16%
Full Serv Restaurant CRE 49%
Limited-Serv Restaurant CRE 25%

Food Services	9/30/20 Balances (ex-PPP)	% of Total Loans (ex-PPP)	10/21/20 Active Deferral Balances	Weighted Avg LTV	% of Classified Loans in Segment	9/30/20 PPP Balances
Full-Service Restaurant CRE	$68,316	1.1%	$11,886	60.0%	8.6%	$0
Limited-Service Restaurant CRE	$35,189	0.6%	$4,417	73.4%	0.0%	$0
Limited-Service Restaurant Operations	$21,755	0.3%	$640		0.1%	$9,252
Full-Service Restaurant Operations	$13,163	0.2%	$0		5.7%	$25,385
Drinking Place Operations	$1,011	0.0%	$0		0.0%	$1,668
Snack and Nonalcoholic Beverage Bars	$138	0.0%	$0		0.0%	$464
Caterer Operations	$112	0.0%	$0		0.0%	$517
Mobile Food Services	$62	0.0%	$0		0.0%	$22
Cafeterias, Grill Buffets, and Buffets	$0	0.0%	$0		0.0%	$14
Food Service Contractors	$0	0.0%	$0		0.0%	$414
Grand Total	$139,745	2.2%	$16,942	64.4%	4.8%	$37,736

Total Food Services Loans: $140 Million or 2.2% of Loan Portfolio

Agriculture Loans



Other 1%
Indiana 6%
Illinois 93%

Geographic Collateral Location by State	9/30/20 Balances (ex-PPP)	% of Total Loans (ex-PPP)	10/21/20 Active Deferral Balances	Weighted Avg LTV	% of Classified Loans in Segment	% of L-Term Customers (4+ Years)
Illinois	$81,061	1.3%	$0	42.5%	0.8%	85.9%
Indiana	$2,183	0.0%	$0	46.3%	0.0%	100.0%
Other State	$755	0.0%	$0	36.7%	0.0%	100.0%
Missouri	$474	0.0%	$0	43.4%	0.0%	50.0%
Total Farmland	$84,473	1.3%	$0	42.6%	0.8%	86.0%
Illinois	$41,253	0.6%	$0	42.5%	3.8%	91.0%
Indiana	$5,349	0.1%	$0	46.3%	0.0%	100.0%
Total Farm Operating Line	$46,601	0.7%	$0	42.6%	3.4%	91.0%
Grand Total	$131,074	2.1%	$0	42.6%	1.7%	87.5%

Total Agriculture Loans: $131 Million or 2.1% of Loan Portfolio

17

Update on COVID –Related Deferral & Modification Trends

Commercial and Small Business Clients

- Busey offered several options to Busey's qualifying business customers to help them through this period of economic disruption. Various six-month modification programs with opt-ins from the customer in 90-day intervals were available, including a 90-day deferral of principal & interest or interest only payment options

Commercial Payment Relief Program ***($ in thousands)***	10/21/20 # of Loans	10/21/20 $ Balances	% of All Deferral Balances	*% of Total*	6/30/20 # of Loans	6/30/20 $ Balances	*% of Total*
Total Commercial Loans:	7,937	$5,055,713			8,305	$5,096,211	
All Loans that took a deferral:							
Full Payment Deferrals	746	$812,238	70.56%	*16.07%*	769	$822,595	16.14%
Interest-Only Deferrals	367	$338,917	29.44%	*6.70%*	355	$355,981	6.99%
Total Loans that took a Deferral Option	**1,113**	**$1,151,155**		*22.77%*	**1,124**	**$1,178,577**	*23.13%*
Loans that opted into a deferral extension:							
90-Day Full Pmt Deferrals that opted into 180-Days	279	$365,603	45.01%				
90-Day I/O Deferrals that opted into 180-Days	55	$87,980	25.96%				
Total Loans that opted into a deferral extension	**334**	**$453,583**	**39.40%**	*8.97%*			
Loans currently in the Payment Relief Program:							
Active Full Pmt Deferrals	102	$96,361					
Active I/O Deferrals	53	$92,939					
A ***Total Active Deferral Loans***	**155**	**$189,300**	**16.44%**	*3.74%*			
B **Expired Payment Relief, regular pmt not yet received**	**53**	**$78,995**	**6.86%**	*1.56%*			
C **Exited Payment Relief Program**	**905**	**$882,860**	**76.69%**	*17.46%*			
Loans currently in the Payment Relief Program (A)	155	$189,300					
Loans no longer in deferral (B + C)	958	$961,855					
	1,113	$1,151,155					

18

Personal Loan and Mortgage Customers Retail Payment Relief Program ($ in thousands) Mortgage & Retail portfolio loans (1) 10/15/20 # of Loans 10/15/20 $ Balanc es Total Portfolio Loans21,534$1,215,144 All Loans that took a deferral (A + B)980$132,601 4/1/20 $ Balanc es A Deferred Loans that Paid Off68$8,549 % of 10/15/20 % of T otal $ Balanc es T otal (1) Table above does not include loans serviced by third parties. As of September 30, 2020, there were $110.8 million of total outstanding balance in such loans, of which $5.7 million had received a deferral with only $0.5 million remaining under active deferral.

Small Business Applications & Loan Funding ▪As part of the CARES Act, Congress appropriated approximately $349 billion for the creation of the Paycheck Protection Program (PPP) as well as approving on April 24, 2020 an additional $310 billion for the PPP. This program provides payroll assistance for the nation’s nearly 30 million small businesses - and select nonprofits - in the form of 100% guaranteed loans from the U.S. Small Business Administration (SBA) ▪Busey was a bridge for this program and actively helped its customers sign up for this important financial resource Summary Impact I ndustry PPP Balances # of PPP Loans Average Loan Size % of Total PPP Loans Construction $140,425 504 $279 18.7% ▪ $749.4 million PPP loans Health Care and Social Assistance $103,594 522 $198 13.8% outstanding as of 9/30/2020Manufacturing $76,467 284 $269 10.2% Professional, Scientific, and Technical Services $74,416 514 $145 9.9% ▪ 4,569 total loans processed Wholesale Trade $51,346 184 $279 6.9% ▪Over 85,000 jobs impactedRetail Trade $47,829 354 Other Services (except Public Administration) $47,119 537 ▪Generated fees of approximatelyReal Estate Rental & Leasing $39,133 335 $25.4 millionFood Services and Drinking Places $37,736 335 $135 6.4% $88 6.3% $117 5.2% $113 5.0%

Overview ▪Conservative underwriting and strong asset quality allowed the Company to enter the economic downturn well-prepared ▪Non-performing assets have decreased over time while total assets have increased significantly $ in m illion s NPAs / Assets 9,696 10,540 ▪Strong reserve levels as provisioning under CECL reflects deteriorating economic conditions and expectations for credit stress to emerge in future periods 7,8617,702 0.48% 0.36% 0.34%0.28% ▪Significant decline in loan deferral/modification from 23.1% of total ex-PPP commercial loan portfolio at June 30, 2020 to 3.7% at October 21, 2020 2017 Q42018 Q42019 Q42020 Q3 Assets%NPAs /Ass et s Classifieds / Capital (1) NCOs / Average Loans(2) $ in m illion s $ in m illion s $790 $854 $1,099 $1,119 $4,567 $5,534 $6,470 $7,012 14.7% 14.3% 9.7% 9.6% -0.01% 0.13%0.11%0.14% 2017 Q4 2018 Q4 2019 Q4 2020 Q3 Capital Class ified/Capital (1) Capital calculated as Busey Bank Tier 1 Capital + Allowance for loan losses (2) 9/30/2020 NCOs/Average Loans is annualized (quarterly NCO ratio is 0.04%) 2017201820192020 Q3 YTD Avg LoansNCOs/Avg Loan s

Current Expected Credit Loss (CECL) Model ▪On January 1, 2020, the Company adopted ASU 2016-13 (Topic 326), “Measurement of Credit Losses on Financial Instruments,” commonly referenced as the CECL model. Upon adoption of CECL, we recognized: -$16.8 million increase in our allowance for credit losses, substantially attributable to the remaining loan fair value marks on prior acquisitions -$5.5 million increase in our reserve for unfunded commitments (carried in other liabilities) -Total Day 1 increase of 41.54% over 12/31/19 reserve balance -These one-time increases, net of tax, were $15.9 million and recorded as an adjustment to beginning retained earnings ▪During the first quarter of 2020, the Company recorded provision for credit losses of $17.2 million and provision for unfunded commitments of $1.0 million primarily as a result of economic factors around COVID-19 ▪During the second quarter of 2020, the Company recorded provision for credit losses of $12.9 million and provision for unfunded commitments of $0.6 million ▪During the third quarter of 2020, the Company recorded provision for loan losses of $5.5 million and provision for unfunded commitments of $0.3 million. -While our portfolio has not yet demonstrated material indications of weakness, provisioning under CECL reflects deteriorating economic conditions and expectations for credit stress to emerge in future periods -Cumulative increase through 9/30/20 of 97.53% over 12/31/19 reserve balance -Ongoing impacts of the CECL methodology will be dependent upon changes in economic conditions and forecasts, originated and acquired loan portfolio composition, credit performance trends, portfolio duration, and other factors ▪Increase in allowance for credit losses moves allowance for credit losses as a percentage of total loans to 1.55% at 9/30/20 (excludes PPP loans) and allowance for credit losses as a percentage of non-performing loans to 408.82%

Adoption of CECL Fortifies Loan Loss Reserves

Allowance / Loans (ex-PPP)



$ in millions
$5,520
0.97%
$5,568
0.91%
$6,687
0.80%
1.55%
$6,385
2017 Q4
2018 Q4
2019 Q4
2020 Q3
Ex-PPP Loans (EOM)
Ex-PPP Allowance/Loans

Allowance / NPLs



$ in thousands
$27,365
196%
$36,598
138%
$29,507
182%
409%
$24,177
2017 Q4
2018 Q4
2019 Q4
2020 Q3
NPLs
Allowance/NPLs

Allowance / NPAs



$ in thousands
$28,648
187%
$36,974
137%
$32,564
165%
339%
$29,155
2017 Q4
2018 Q4
2019 Q4
2020 Q3
NPAs
Allowance/NPAs

Provision Coverage / Net Charge-offs



N/A(1)
0.6x
1.4x
4.8x
FY 2017
FY 2018
FY 2019
2020 Q3 YTD
Provision Multiple

(1) 4Q17 provision expense was $5.303 million and net recoveries were $0.484 million

23

2020 Q3 Average Deposit Composition Total Deposits & Loan to Deposit Ratio $ in m illion s C > 250k CD < 250k 12% $ in m illion s 90.8%88.7% $72$7,973 $8,910$8,643 MMDA 29% Non-Int DDA 30% Int DDA 26% $6,126$6,249 84.8%84.6%81.1%82.4% 2020 Q3 Average Cost of Deposits = 0.28% 2020 Q3 Average Cost of Non-Time Deposits = 0.09% Contingency Liquidity as of 9/30/20 $ in m illion s Unpledged Securities $1,507 Av ailable FHLB $1,545 2017 Q42018 Q42019 Q42020 Q12020 Q22020 Q3 Total Depos itsLoan to Depos it Ra tio Core Deposits(1) / Total Deposits $ in m illion s $8,595 $8,392 $7,587 $7,624 FRB Discount $477 Fed Funds Lines $467 Brokered Av ailability (1 0% deposits) $862 T otal $4,858 $5,600 $5,705 91.4% 91.3% 96.0% 95.6% 96.5% 97.1% 2017 Q4 2018 Q4 2019 Q4 2020 Q1 2020 Q2 2020 Q3 Core Deposit sCore/Total Deposits (1) Core Deposits include non-brokered transaction accounts, money market deposit accounts, and time deposits of $250,000 or less 24

Net-Interest Income • Net Interest Income declined 1.4% from $70.8 million in Q2 to $69.8 million in Q3 • Net Interest Margin decreased 17 bps vs Q2 from 3.03% to 2.86% • Core NIM ex-accretion income declined 18 bps from 2.93% to 2.75% • Accretion income accounted for 11 bps of NIM, up from 10bps in Q2 • NIM impacted by repricing dynamics in the low rate environment, excess liquidity resulting from stimulus, PPP related funding and seasonal peak in public funds in 3Q20, as well as a full quarter impact of the $125mm sub-debt issuance on June 1, 2020 • 21 bps decline in asset yields offset by 5 bps improvement in funding costs Non-Interest Income Non-Interest Expense Earnings • Non-interest income of $32.3 million in Q3, equated to 32% of operating revenue • Wealth Management revenue up 3.4% linked quarter with assets under management up 5.3% to $9.5 billion • Mortgage revenue of $5.8 million in Q3 increased from $2.7 million Q2. The increase in Q3 was due to stronger gain on sale margin • Fees for customer services were $8.0 million in Q3, an increase from $7.0 million in Q2 • Core non-interest expenses (excluding one-time acquisition and restructuring related items) of $54.0 million in 3Q20 • Core adjusted non-interest expenses (excluding intangible amortization, one-time and unfunded provision expense) of $51.3 million in 3Q20, equating to 49.7% core adjusted efficiency ratio(1) • $6.8 million decrease in quarterly run rate of core adjusted expenses(1) since 3Q19 implies 11.7% reduction in core expense base, including $5.5 million or 9.7% since 1Q20 • Core, adjusted pre-provision net revenue of $48.7 million (1.81% PPNR ROAA) (1) • Core net income of $32.8 million or $0.60 per share (1) • 1.22% Core ROAA and 14.8% Core ROATCE (1)

Core Net Income & Earnings Per Share (1) Core ROAA & ROATCE (1) $ in thousands $29,498 $30,535 $31,782 $26,191 $32,803 14.5%14.5%14.9% 1.30% 1.24%1.25% 12.2% 14.8% 1.22% $0.53 $0.55 $0.57 $15,479 $0.48 $0.60 7.4% 1.02% $0.28 0.64% 2019 Q2 2019 Q3 2019 Q4 2020 Q1 2020 Q2 2020 Q3 Core Net Income Earnings Per Share 2019 Q22019 Q32019 Q42020 Q12020 Q22020 Q3 Core ROATCECore ROAA Core Pre-Provision Net Revenue / Avg. Assets (1) Net Interest Margin $ in thousands $42,823 $43,600 $41,131 $38,211 $46,448 $48,701 4.27%4.18% Earning Assets Yield 3.88% 3.43% 3.35%3.20% 3.47% 3.03% 3.26% 1.80% 1.79% 1.80% 1.81% Net Interest Margin 2.86% 1.68% 1.59% 0.88%0.87% 0.16% Cost of Funds 0.72% 0.47%0.42% 2019 Q2 2019 Q3 2019 Q4 2020 Q1 2020 Q2 2020 Q3 0.14% Accretion 0.13%0.10%0.11% Core PPN R Core PPN R / Avg As sets 2019 Q22019 Q32019 Q42020 Q12020 Q22020 Q3 Earning A ssetsCost of FundsNIMAccretion (1) Non-GAAP calculation, see Appendix

Net Interest Income & Net Interest Margin 74.3 • Net impact of PPP loans and corresponding excess liquidity drove down NIM 4 bps linked quarter 3.0 3.35% 72.7 3.0 3.27% 70.2 2.8 3.20% 71.5 2.5 3.03% 70.4 2.6 2.86% • Subordinated debt issuance of $125mm on June 1, 2020 impacted NIM linked quarter by 7 bps Net Interest Margin Components (ex-PPP) & Sub-debt 2019 Q3 2019 Q4 2020 Q1 2020 Q2 2020 Q3 Earning Assets * 3.38% TE Net Interest Income Accretion TE NIM Historical Key Rates Cost of Liabilities * -0.39% 5.50% 2.39% 5.00% 2.02% 4.75% 1.92% 3.25% 3.25% 3.25% PPP & Excess Liquidity Sub Debt -0.04% -0.07% Dilutive linked quarter effect of PPP loan funding & deposit retention Dilutive linked quarter effect of June 1st Sub-debt Issuance 2.00% 1.68% 1.76% 0.99% 0.70% 0.67% 0.72% 0.17% 0.15% Net Interest Margin 2.86% 6/30/19 9/30/19 12/31/19 3/31/20 6/30/20 9/30/20 -1.00%0.00%1.00%2.00%3.00%4.00% Prime 1m LIBOR 10-Yr Treasury * Earning Assets and Cost of Liabilities (ex-PPP) and Sub-debt issuance

Diversified and Significant Sources of Fee Income Overview ▪Resilient, varied and complimentary sources $ in m illion s Non-Interest Income / Total Revenue of fee income provide revenue diversification with heightened value amidst cycle of margin compression ▪Fee income represented 32% of operating revenue in 3Q20 up from 28% in 2Q20 and $101.3 $104.4 $103.6 $97.0 $98.8 $102.0 32% 30% over the last 12 months ▪Key businesses of wealth management and payment processing contributed 45% of fee income in 3Q20 ▪Mortgage revenue increased from $2.7 million in 2Q20 to $5.8 million in 3Q20 28% 30% 31% 28% 28% $27.9 $30.9 $31.6 $27.5 $28.0 $32.3 2019 Q2 2019 Q3 2019 Q4 2020 Q1 2020 Q2 2020 Q3 Non-Interest Income Net Interest Income Non-Int Inc / Total Income $ in thousands Sources of Non-Interest Income Net Security Non-Interest Income Details 2020 Q3 (Losses) -1% Other Non-Wealth Management Fees $10,548 Fees for Customer Services $8,014 Remittance Processing $3,995 Mortgage Revenue $5,793 Income on Bank Owned Life Insurance $1,022 Net Security (Losses) ($426) Other Non-Interest Income $3,339 Income on Bank Owned Life Insurance 3% Mortgage Revenue 18% Interest Income 10% Wealth Management Fees 32% Fees for Total Non-Interest Income $32,285 Processing 12% Customer Services 24% 28

$ in millions $9,409 Wealth - Assets Under Care $9,696 $8,925$9,021 $9,503 Overview ▪Provides a full range of asset management, investment and fiduciary services to individuals, businesses and foundations, tax preparation, philanthropic advisory services and farm and brokerage services 2019 Q32019 Q42020 Q12020 Q22020 Q3 Wealth - Revenue & Pre-tax Income Q3 2020 Summary ▪Wealth revenue of $10.7 million in 3Q20, an 18.5% increase over 3Q19 ▪Wealth pre-tax net income of $4.2 million in 3Q20, a 41% increase over 3Q19 ▪Assets under care increased to $9.5 billion $ in thousands $8,994 $11,354 $11,709 $10,310 $10,662 in 3Q20, within 2% of the high-water mark at 4Q19 32.8% $2,951 36.8% $4,176 40.4% 39.3%39.1% $4,735 $4,056$4,165 ▪Strong quarter for new assets funded, with $194 million up from $52 million in 2Q20 ▪YTD Pre-tax profit margin of approximately 40% in the Wealth Management segment 2019 Q32019 Q42020 Q12020 Q22020 Q3 RevenuePre-Tax Net IncomePre-Tax Profit Margin

$68,121 $2,360 Non-Interest Expense $65,490 $2,681 Overview ▪The Company continues to drive significant expense reductions to offset the current no growth, low rate environment $7,670 $3,652 $58,091 $59,157 $60,514 $2,557 $145 $1,017 $56,795 $53,068 $2,519 $487 $567 $49,495 $56,542 $2,493 $2,529 $250 $51,270 ▪Delivering substantial efficiency ratio improvement in spite of margin compression Q3 2020 Summary ▪Core adjusted expenses(1) of $51.3 million in 3Q20 excluding amortization, acquisition / restructuring related charges and $0.3 million 62.7% One-time Non-Recurring Expenses Intangible Amortiza tion 2019 Q3 2019 Q4 2020 Q1 2020 Q2 2020 Q3 Core Adjusted Expen ses Unfunded Provision 60.5% provision for unfunded commitments (ex-CECL) ▪$6.8 million decrease in quarterly run rate of core adjusted expenses(1) since 3Q19 implies 11.7% reduction in core expense base, including $5.5 million or 9.7% since 1Q20 55.4% 57.0% 59.7%59.5% 58.5% 51.0% 50.5% 49.9% 52.4% 50.0%49.7% ▪Total deferred PPP loan origination costs reduced reported non-interest expense in the second quarter of 2020 by $4.9 million ▪The anticipated impact of incremental initiatives are discussed on the following page (1)Non-GAAP calculation, see Appendix

Overview of Bank Initiatives ▪After careful consideration and analysis, the Company decided in July 2020 to consolidate 12 branches to ensure a balance between the Company’s physical banking center network and robust digital banking services. These 12 banking centers closed on October 23, 2020 ▪Operating model reorganization aligns with the Company’s continued efforts to transition to a regional operating model that enhances sales organization alignment across key business lines and improves efficiencies 1,595 Full-Time Equivalents (FTE) 1,5311,5071,480 (1) Financial Impact Summary ▪Anticipate annualized pre-tax non-interest expense savings of approximately $3.6 million resulting from the operating model reorganization 1,371 1,316 ▪Non-operating pretax expenses in relation 2020 Q4* ▪Proforma 2020 Q4 FTE count based on remaining reductions in force expected to occur during 4Q20 ▪Headcount is expected to have been reduced 17.5% from 3Q19 to 4Q20 ▪Non-operating pretax expenses in relation to branch closings were $0.6 million during Q3 2020 with an additional $0.1 million expected in Q4 2020 ▪Additional one-time expenses related to disposition of banking centers estimated to be in the range of $7 million to $7.5 million

32 APPENDIX 32

Use of Non-GAAP Financial Measures

($ in thousands)
(Unaudited results)

	Three Months Ended				
	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019
Net interest income	$ 69,753	$ 70,813	$ 69,433	$ 71,936	$ 73,476
Non-interest income	32,285	27,964	27,517	31,638	30,936
Less net losses/gains on sales of securities and unrealized losses/gains recognized on equity securities	426	(315)	(587)	(605)	(361)
Non-interest expense	(56,542)	(53,068)	(60,514)	(65,490)	(68,121)
Pre-provision net revenue	$ 45,922	$ 45,394	$ 35,849	$ 37,479	$ 35,930
Acquisition and other restructuring expenses	2,529	487	145	3,652	7,670
Provision for unfunded commitments	250	567	1,017	—	—
New Market Tax Credit amortization	—	—	1,200	—	—
Adjusted: pre-provision net revenue	$ 48,701	$ 46,448	$ 38,211	$ 41,131	$ 43,600
Average total assets	$ 10,680,995	$ 10,374,820	$ 9,688,177	$ 9,713,858	$ 9,659,769
Reported: Pre-provision net revenue to average assets[(1)]	1.71 %	1.76 %	1.49 %	1.53 %	1.48 %
Adjusted: Pre-provision net revenue to average assets[(1)]	1.81 %	1.80 %	1.59 %	1.68 %	1.79 %

[(1)] Annualized measure

	Three Months Ended				
	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019
Net income	$ 30,829	$ 25,806	$ 15,364	$ 28,571	$ 24,828
Acquisition expenses					
Salaries, wages, and employee benefits	—	—	—	367	3,673
Data processing	—	—	—	1,017	172
Lease or fixed asset impairment	234	—	—	165	—
Other (includes professional and legal)	99	141	145	879	3,100
Other restructuring costs					
Salaries, wages, and employee benefits	2,011	346	—	38	182
Data processing	—	—	—	351	84
Fixed asset impairment	—	—	—	1,861	—
Other (includes professional and legal)	185	—	—	796	459
MSR valuation impairment	—	—	—	(1,822)	—
Related tax benefit	(555)	(102)	(30)	(441)	(1,963)
Adjusted net income	$ 32,803	$ 26,191	$ 15,479	$ 31,782	$ 30,535
Dilutive average common shares outstanding	54,737,920	54,705,273	54,913,329	55,363,258	55,646,104
Reported: Diluted earnings per share	$ 0.56	$ 0.47	$ 0.28	$ 0.52	$ 0.45
Adjusted: Diluted earnings per share	0.60	0.48	0.28	0.57	0.55
Average total assets	$ 10,680,995	$ 10,374,820	$ 9,688,177	$ 9,713,858	$ 9,659,769
Reported: Return on average assets[(1)]	1.15 %	1.00 %	0.64 %	1.17 %	1.02 %
Adjusted: Return on average assets[(1)]	1.22 %	1.02 %	0.64 %	1.30 %	1.25 %

(1) Annualized measure

33

Use of Non-GAAP Financial Measures

($ in thousands)
(Unaudited results)

	Three Months Ended				
	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019
Reported: Net Interest income	$ 69,753	$ 70,813	$ 69,433	$ 71,936	$ 73,476
Tax-equivalent adjustment	638	717	730	781	778
Tax-equivalent interest income	$ 70,391	$ 71,530	$ 70,163	$ 72,717	$ 74,254
Reported: Non-interest income	32,285	27,964	27,517	31,638	30,936
Less net losses/gains on sales of securities and unrealized losses/gains recognized on equity securities	426	(315)	(587)	(605)	(361)
Adjusted: Non-interest income	$ 32,711	$ 27,649	$ 26,930	$ 31,033	$ 30,575
Reported: Non-interest expense	56,542	53,068	60,514	65,490	68,121
Amortization of intangible assets	(2,493)	(2,519)	(2,557)	(2,681)	(2,360)
Non-operating adjustments:					
Salaries, wages, and employee benefits	(2,011)	(346)	—	(405)	(3,855)
Data processing	—	—	—	(1,368)	(256)
Other	(518)	(141)	(145)	(1,879)	(3,559)
Adjusted: Non-interest expense	$ 51,520	$ 50,062	$ 57,812	$ 59,157	$ 58,091
Reported: Efficiency ratio	52.42 %	50.97 %	59.69 %	60.54 %	62.73 %
Adjusted: Efficiency ratio	49.97 %	50.48 %	59.54 %	57.02 %	55.42 %

	As of and for the Three Months Ended				
	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019
Total Assets	$ 10,539,628	$ 10,835,965	$ 9,721,405	$ 9,695,729	$ 9,753,760
Goodwill and other intangible assets, net	(365,960)	(368,053)	(370,572)	(373,129)	(381,323)
Tax effect of other intangible assets, net	15,239	15,825	16,530	17,247	16,415
Tangible assets	$ 10,188,907	$ 10,483,737	$ 9,367,363	$ 9,339,847	$ 9,388,852
Total stockholders' equity	1,255,705	1,236,084	1,217,585	1,220,434	1,215,981
Goodwill and other intangible assets, net	(365,960)	(368,053)	(370,572)	(373,129)	(381,323)
Tax effect of other intangible assets, net	15,239	15,825	16,530	17,247	16,415
Tangible common equity	$ 904,984	$ 883,856	$ 863,543	$ 864,552	$ 851,073
Ending number of common shares outstanding	54,522,231	54,516,000	54,401,208	54,788,772	55,197,277
Tangible common equity to tangible assets[1]	8.88 %	8.43 %	9.22 %	9.26 %	9.06 %
Tangible book value per share	$ 16.32	$ 15.92	$ 15.57	$ 15.46	$ 15.12
Average stockholders' common equity	$ 1,248,448	$ 1,233,270	$ 1,218,160	$ 1,224,447	$ 1,212,833
Average goodwill and other intangible assets, net	(367,490)	(369,699)	(372,240)	(379,268)	(377,601)
Average tangible stockholders' common equity	$ 880,958	$ 863,571	$ 845,920	$ 845,179	$ 835,232
Reported: Return on average tangible common equity[2]	13.92 %	12.02 %	7.30 %	13.41 %	11.79 %
Adjusted: Return on average tangible common equity[2,3]	14.81 %	12.20 %	7.36 %	14.92 %	14.50 %

(1) Tax-effected measure
(2) Annualized measure
(3) Calculated using adjusted net income

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